Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

FairPoint Communications, Inc.

April 11, 2005

[LOGO]

Presenters

Gene Johnson

Chairman & Chief Executive Officer

Walter Leach

Executive Vice President &

Chief Financial Officer

Foward-Looking Statement

This presentation may contain forward-looking statements that are not based on historical fact, including without limitation, statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “indicated” and similar expressions. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described in FairPoint Communications, Inc.’s Annual Report on Form 10-K on file with the Securities and Exchange Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this presentation, and FairPoint Communications, Inc. undertakes no duty to update this information.

Gene Johnson

Chairman & Chief Executive Officer

Overview and Strategy

Investment Thesis

Attractive, sustainable, high-yielding common equity investment

• Stable revenue

• Consistent free cash flow

• Sustainability to pay annual dividend (1) of $1.59 per share or 75-80% of free cash flow

• Current yield of 10.60% at April 11, 2005 market close of $15.01

(1)          Subject to declaration by the company’s board of directors and compliance with Delaware law and terms of the company’s credit facility.

Sustainable Dividend

Cash distributions from Minority Interests

•                  Q1 2005 Orange County Poughkeepsie limited partnership interest distribution substantially in line with the company’s expectation

•                  Partnership Agreement requires quarterly distributions based upon the partnership’s operating needs, cash availability and financing needs

Floating rate debt exposure

•                  83% of floating rate debt fixed at a blended rate of 6.10% with average life greater than 4 years

Regulatory risk

•                  Supportive regulatory regime and public policy

Tax Exposure

•                  $252 million NOL available to offset federal taxable income

•                  No meaningful federal income tax liability anticipated until 2011

Access line erosion

•                  Total access line equivalents growing

•                  3.2% Y/Y growth (as of December 31, 2004)

•                  New products and services revenues outpacing revenue loss from voice access line decline

Who is FairPoint?

Overview

•                  Established in 1991

•                  30 acquisitions completed since 1993, 26 of which we continue to operate (Berkshire Telephone Corporation acquisition expected to close May 2, 2005)

•                  Provide local voice, long distance, data and video products to rural communities

Primary provider of communications services in the rural communities we serve

•                  Many of our telephone companies have served their respective communities for over 75 years

•                  274,098 access line equivalents(1) as of December 31, 2004, up from 265,692 access line equivalents as of December 31, 2003, a 3.2% increase

A leading acquirer of RLEC properties

•                  More transactions closed than any other RLEC

•                  Every transaction exceeded projected two-year Adj. EBITDA

(1)          The company has revised its definition of access line equivalents to include voice access lines and high speed data lines (DSL, cable modem and wireless broadband).

Foundation of Experience & Strength

•                  Experienced senior management team – average 24 years of industry experience

•                  Proven track record of operating and integrating RLEC assets

•                  Local presence in each market

•                  Exceptional customer service

•                  Technologically advanced infrastructure

•                  93% of our exchanges are capable of providing High Speed Data services (DSL, Cable Modem and/or Wireless Broadband)

•                  77% of our access lines are DSL capable

•                  Predictable and consistent cash flow

Building the Foundation for Scalable Growth

Evolving

•                  Change = One FairPoint Company

•                  Continue

•                  Leveraging local presence

•                  Optimizing support services revenues

•                  Maximizing return on infrastructure investment

•                  Increase

•                  Wallet share through bundling, packaging and solutions selling

•                  Profitable product penetration

Optimizing Assets

•                  One billing and order entry system

•                  One call center and reporting platform

•                  One sales and service organization

•                  One purchasing function to leverage buying power

•                  One brand

26 RLECs

[GRAPHIC]

Regional

Structure

[GRAPHIC]

Functional

Organization

Advantages of Multi-State Operations

A diverse footprint limits exposure to localized economic, demographic and state regulatory changes

[CHART]

Favorable Rural Market Dynamics

Communities served by FairPoint based on access lines by exchange

[CHART]

We serve highly rural markets

•                  Largest market is Ellensburg, WA population of approx.15,000

•                  13 access lines per sq. mile vs. an average of 128 per sq. mile for non-rural carriers (1)

Limited competition due to significant economic barriers to entry

•                  Virtually no wireline competition

•                  No meaningful impact from wireless in our markets

•                  Cable modem offered in only 36% of our markets

•                  31% of our markets have no cable television service offering

79% residential customers

•                  Our business customers primarily have 1 or 2 lines

•                  Stable customer base

(1)          Source: Foundation for Rural Service.

Note: All data as of 12/31/04.

Strong and Experienced Senior Management Team

•                  Solid operating, financial and regulatory backgrounds

•                  Proven track record of raising capital and successfully integrating acquisitions

Name	Position	Industry Experience
Gene Johnson	Co-Founder, Chairman of the Board and Chief Executive Officer	26 years of corporate and operating experience; Company Co-Founder and Director since 1991; CEO since January 2002

Peter Nixon	Chief Operating Officer	26 years of experience; COO since November 2002

Valeri Marks	President	23 years of experience; President since October 2004

Walter Leach	Executive Vice President and Chief Financial Officer	20 years of finance and merger and acquisition experience; CFO since October 1994

Senior Management team has an average of 24 years of industry experience

Proven Track Record of Operating and Integrating RLEC Assets

•                  Acquired 30 RLECs since 1993

•                  Proven ability to grow cash flow of acquired businesses

Adjusted EBITDA From Acquired RLECs

[CHART]

Note:         No acquisitions were completed during 2002 and two-year comparative data is not available for the company’s 2003 acquisition.

Voice Access Line Trend Favorable to Industry Average

1-Year Voice Access Line Trend (2003 – 2004) (1)

[CHART]

4-Year Voice Access Line Trend (2000 – 2004) (1)

[CHART]

(1)          Source: Wall Street research and SEC filings.  All figures are normalized for acquisitions and divestitures during the period.

(2)          Industry composite includes RLEC composite, BellSouth, Qwest, SBC and Verizon.

(3)          RLEC composite includes ALLTEL, Citizens, CenturyTel, Commonwealth, Madison River, Iowa, TDS and Valor.

Leveraging High Speed Data to Drive Current and Future Growth

•                  Focus on the future - broadband growth

•                  DSL deployed throughout FairPoint’s markets

•                  $25.7 million invested since 1999 in DSL

Access Line Equivalents (in thousands)

[CHART]

HSD Lines	1,471	3,657	7,569	19,321	34,824
% LTM Growth	N/A	148.6%	107.0%	155.3%	80.2%
Pen. of Access Lines (2)	0.6%	1.6%	3.1%	7.6%	14.0%
Pen. of Billable Cust. (2)	0.7%	1.7%	3.5%	9.0%	16.0%

(1)          HSD includes DSL, Cable Modem and Wireless Broadband.

(2)          Excludes out of territory Wireless Broadband.

Sequential Quarterly Access Line Equivalents

Access Line Equivalents (in thousands)

[CHART]

Voice Access Lines	244.5	244.1	242.3	239.3
DSL	23.3	28.4	30.4	31.9
Other HSD	1.7	2.2	2.6	2.9
% Change-Voice	NA	(0.2)%	(0.8)%	(1.2)%
% Change-HSD	NA	21.8%	8.2%	5.5%

(1)          Other HSD includes cable modem and wireless broadband.

(2)          The company expects the number of access line equivalents for Q1 2005 to be greater than Q4 2004 and expects the Q1 2005 voice access line decline to be less than in Q4 2004.

Regulatory Overview

RLECs operate in favorable, supportive regulatory environments

•                  Telecom policy provides revenue support

•                  Long standing rate of return regulatory regime

•                  Oversight by federal and state regulatory commissions

Expected Reform

•                  Universal Service Fund (USF)

•                  Strong Congressional support for RLECs

•                  FairPoint has taken public policy leadership role in developing legislative and regulatory policies to rationalize USF funding

•                  Potential changes likely to address portability and alter contribution methodology

•                  Inter-Carrier Compensation

•                  FCC favors bill and keep mechanism with “rural carve-out”

•                  Complex issues with rural advocates in Congress weighing in heavily

•                  Changes are likely to be gradual with an appropriate transition period

Scorecard for Success

Current Success

•                  DSL Penetration (12/31/04)

•                  FairPoint 13% vs. RLEC composite(1) average 9% of voice access lines (2)

•                  Y/Y Revenue

•                  9.2% Y/Y revenue growth compared to the RLEC composite (1) average of 3% (2)

•                  Annual revenue per RLEC Access Line $1,038 compared to RLEC composite (1) of $863 (2)

•                  Adj. EBITDA growth relative to the RLEC composite (1) average

•                  6.5% Y/Y Adj. EBITDA growth compared to the RLEC composite(1) average of 3% (2)

(1)          RLEC composite group includes ALLTEL, Citizens, CenturyTel, Commonwealth, Madison River, Iowa, TDS and Valor.

(2)          Source:  Wall Street research and SEC filings.

Upside Opportunities

Product Growth

•                  Increase in-territory product penetration

•                  Internet: High Speed Data & Dial Up

•                  LD Penetration (12/31/04): FairPoint 37% vs. RLEC composite (1) average 48% (2)

New Products

•                  Video (3) to provide triple play bundles

•                  VoIP strategy

Customer Segment Strategies

•                  Residential Market – Launch packages and bundles

•                  HSD, LD and Access Lines

•                  Business Market – Launch data focused services

•                  Wholesale: Customer growth, LD packaging and pricing

(1)          RLEC composite includes ALLTEL, Citizens, CenturyTel, Commonwealth, Madison River, Iowa, TDS and Valor.

(2)          Source: Wall Street research and SEC filings

(3)          Video includes CATV and satellite.

Walter Leach, Executive Vice President & Chief Financial Officer

Financial Overview

Business Strategy

Performance-based operating objectives

•                  Grow revenue and maximize free cash flow

•                  Continue penetration growth in value-added services

•                  Continue acquisitions of access lines

•                  Seek further operating synergies

•                  Emphasize return on capital assets investment

Sources of Revenues

Revenues	Sources	Method

Local service	Customers	Direct billed

Universal Service Fund	Universal Service Fund	USF Study

Interstate access	NECA settlement	Cost study

Intrastate access	Inter-exchange carrier	CABS

Long distance	Customers	Direct billed

Data & Internet	Customers	Direct billed

Other	Directory / billing & collection	Settlement\contract

Regulatory Framework

Revenue Requirement Drivers	Separations Process		Regulatory Jurisdiction	Revenue Source
Expenses	Expenses	Local	State (PUC)	End Users
ROI

	Expenses	Intrastate Access	State (PUC)	IXCs (NECA)
Return on Investment	ROI

	Expenses	Intrastate Access	Federal (FCC)
ROI

Diversified Revenue Base

Revenue by Source for the Year Ended December 31, 2004

[CHART]

Increasing Growth in Key Success Indicators

12 Months Operating Results for the Year Ended December 31, 2004 Year-over-Year Comparison

[CHART]

(1)          Excludes depreciation and amortization, stock-based compensation and non-cash items.  Also excludes a non-recurring expense of $5.9 million resulting from the abandonment of the company’s IDS offering.

Delivering Revenue and Adj. EBITDA Growth with Stable Margins

Historical Revenue and Adjusted EBITDA ($ in millions)

[CHART]

Adj. EBITDA Margin	62.8%	56.8%	58.1%	55.0%	50.7%	49.6%	52.4%	52.6%	57.1%	57.3%	55.9%

Note:  Includes Revenue and Adj. EBITDA attributable to the South Dakota operations, which were divested on 9/30/03.

HYD IPO Completed February 8, 2005

Increased financial flexibility

•                  Provided long-term, stable capital structure

•                  De-levered the Company (Pro forma 12/31/04 – 4.2x from 6.8x total leverage)

•                  Substantially reduced cost of capital

•                  Improved free cash flow profile

Targeted conservative capital structure

•                  4.0 – 4.5x Debt / EBITDA as a steady state target

Produced acquisition currency

Created ability to pay substantial dividend

•                  $1.59 per share annual dividend

FairPoint Communications, Inc.

FRP / NYSE

Shares Issued	25MM (100% Primary)
Offering Price	$18.50 per Share
Dividend Yield	8.60%
Total Offering Size	$462.5MM (100% Primary)
Use of proceeds	Refinanced substantially all existing debt and preferred stock

Robust Free Cash Flow Drives Dividend

Minimum Adjusted EBITDA Required to Fund Cash Outflows for the Four Fiscal Quarters Ending March 31, 2006

[CHART]

(1)          Includes a $2.5 million non-recurring distribution from a minority investment in Chouteau Cellular Telephone Company.

Common Equity Ownership - Summary

Before IPO Transaction	After IPO Transaction

[CHART]	[CHART]

Investment Highlights

•                  Favorable rural market dynamics

•                  Predictable and consistent cash flow

•                  Geographically diversified markets

•                  Technologically advanced infrastructure

•                  Fast growing high speed data penetration

•                  Supportive regulatory environment

•                  Proven track record of operating and integrating RLEC assets

•                  Strong and experienced management team

FairPoint Communications, Inc.

April 2005